UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2020

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(571) 302-5757

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PSU Awards

On November 7, 2020 (the “Grant Date”), the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Park Hotels & Resorts Inc. (the “Company”) approved grants of special one-time performance-based restricted stock units (the “PSU Awards”) to the Company’s executive officers and certain other employees, including to each of the following named executive officers: Thomas J. Baltimore, Jr., President and Chief Executive Officer, Sean M. Dell’Orto, Executive Vice President and Chief Financial Officer, Carl A. Mayfield, Executive Vice President, Design and Construction, and Thomas C. Morey, Executive Vice President and Chief Investment Officer.

The purpose of the PSU Awards, which were granted under the Company’s existing 2017 Omnibus Incentive Plan (the “Omnibus Plan”), is to retain the award recipients and incentivize the award recipients to continue efforts to improve the Company’s performance to pre-COVID-19 levels.  The Committee believed that conditioning vesting of the PSU Awards on increasing the Company’s stock price over a four-year period, as described in more detail below, properly aligns management with the long-term objectives of stockholders.

The target values of the PSU Awards granted to Messrs. Baltimore, Dell’Orto, Mayfield and Morey are as follows: (i) $11,224,000 for Mr. Baltimore; (ii) $2,750,000 for Mr. Dell’Orto; (iii) $1,662,500 for Mr. Mayfield; and (iv) $2,200,000 for Mr. Morey.  The target number of performance-based restricted stock units (“PSUs”) granted to each such executive (the “Target PSU Award”) is as follows: (x) 490,291 PSUs for Mr. Baltimore; (ii) 110,000 PSUs for Mr. Dell’Orto; (iii) 66,500 PSUs for Mr. Mayfield; and (iv) 88,000 PSUs for Mr. Morey.  The target number of PSUs granted to Mr. Baltimore was determined based on the sum of (i)(A) 2.0x his aggregate target amount for fiscal year 2020 under the Company’s Executive Long-Term Incentive Plan (“LTIP”) divided by (B) $25.00, and (ii)(A) the amount of base salary that he voluntarily waived for calendar year 2020 divided by (B) the closing sales price of the Company’s common stock reported on the New York Stock Exchange (the “NYSE”) on November 6, 2020 (which was the last trading day preceding the Grant Date), in each case rounded down to the nearest whole unit.  The target number of PSUs granted to each of Messrs. Dell’Orto, Mayfield and Morey was determined based on (x) 2.0x the executive’s aggregate target amount for fiscal year 2020 under the LTIP divided by (y) $25.00, rounded down to the nearest whole unit.

Each PSU Award will vest based on the Company’s achievement of eight stock price targets during the period commencing on the Grant Date and ending on the fourth anniversary of the Grant Date (the “Performance Period”).  Specifically, a number of PSUs equal to one-eighth of the Target PSU Award, rounded up to the nearest whole unit, will vest on each date on which the average closing sales price of a share of the Company’s common stock as reported on the NYSE over a consecutive 20 trading day period is equal to or greater than one of the following eight share price targets, subject to the executive’s continued employment with the Company through the applicable vesting date (except as described below): $11.00, $13.00, $15.00, $17.00, $19.00, $21.00, $23.00 and $25.00.  No more than one vesting event may occur with respect to each share price target and no more than 100% of the Target PSU Award may vest.  Any portion of the Target PSU Award that vests will be paid out in shares of the Company’s common stock as soon as practicable following the applicable vesting date.  Any portion of the Target PSU Award that remains unvested as of the fourth anniversary of the Grant Date will be forfeited.   The executives will receive accrued dividend equivalents, if and to the extent dividends on the Company’s common stock are declared and paid, with respect to the number of PSUs that vest, which will be paid to the executive in cash only if and when the PSUs vest.

With respect to Mr. Baltimore’s PSU Award, in the event of his termination of employment prior to the end of the Performance Period, the vesting of any outstanding PSUs upon such termination will be as set forth in that certain Executive Employment Agreement between him and the Company, dated April 26, 2016.  With respect to Messrs. Dell’Orto, Mayfield and Morey’s PSU Awards, in the event of such executive’s termination of employment prior to the end of the Performance Period without cause or due to death or disability, the outstanding PSUs held by the executive, if any, will remain outstanding and eligible to vest as described in the previous paragraph until the 20th trading day following the date of the executive’s termination of employment.  Any PSUs that do not vest on or prior to the 20th trading day following such executive’s termination of employment will be forfeited by the executive as of such date.

Upon a “change in control” (as defined in the Omnibus Plan), any portion of an executive’s Target PSU Award that remains unvested will be eligible to vest on the date of the change in control, with the number of PSUs that vests, if any, determined based on the greater of (i) the per-share transaction price payable to the Company’s shareholders in such change in control transaction, including the value of any contingent consideration payable to the Company’s shareholders in the transaction (e.g., milestone or earn-out payments, or amounts subject to an escrow), as reasonably determined by the Compensation Committee, and (ii) the closing sales price of the Company’s common stock reported on the NYSE on the trading day immediately preceding the date of the change in control, in each case, irrespective of whether either such price constitutes the average closing price over a consecutive 20 day trading period.  Any outstanding PSUs that do not vest as of the date of the change in control will be forfeited as of such date.

Copies of the form of CEO PSU Agreement and the form of Executive PSU Agreement are being filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and each is incorporated herein by this reference.  The foregoing description of the terms of the PSU Awards is qualified in its entirety by reference to the full text of such award agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of CEO PSU Agreement
10.2	Form of Executive PSU Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: November 10, 2020	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President and Chief Financial Officer